Exhibit 32.2

Certification of Chief Financial Officer pursuant to
18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, Jonathan Stern, Chief Financial Officer of Register.com, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. § 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(i) The Company's accompanying Annual Report on Form 10-K for the year ended December 31, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jonathan Stern
Jonathan Stern Chief Financial Officer

Dated: May 3, 2005